UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2007
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Section 8 — Other Events
Item 8.01 Other Events.
On June 22, 2007, Macquarie Infrastructure Company LLC (“MIC”) amended its second amended and restated operating agreement, which amendment will become effective on July 25, 2007. The third amended and restated operating agreement amends various provisions to reflect the previously disclosed mandatory exchange of all shares of trust stock of Macquarie Infrastructure Company Trust (the “Trust”) for an equal number of limited liability company interests of MIC and the dissolution of the Trust, both of which will occur on June 25, 2007, and to make certain other immaterial changes. The amendment also amends the ownership threshold at and above which, if required, shareholders would provide an economic disclosure schedule and affidavit to the City of Chicago from a 10% holder to a 7 1/2% holder to conform to changes in Chicago law. In prior discussions and dealings with the City of Chicago, the City has been willing to accept ownership filings with the SEC in lieu of the economic disclosure statement and affidavit for unaffiliated shareholders. MIC believes that these SEC filings will continue to be satisfactory in the near future, although MIC cannot provide any assurance to that effect.
On June 22, 2007, MIC entered into an amended and restated management services agreement, effective June 25, 2007, with several of its subsidiaries and Macquarie Infrastructure Management (USA) Inc. to reflect the mandatory share exchange and dissolution of the Trust as well as to make certain other immaterial changes.
The third amended and restated operating agreement of MIC and the amended and restated management services agreement are filed as exhibits hereto and the terms thereof are incorporated by reference herein. In addition, MIC intends to file, on June 25, 2007, Amendment No. 1 to its Registration Statement on Form 8-A which will include a description of the limited liability company interests of MIC and a summary of the material provisions of the third amended and restated operating agreement.
Finally, MIC will file an election to be treated as a corporation for US federal income tax purposes effective June 25, 2007 following the dissolution of the Trust. As previously disclosed, based on discussions with the Internal Revenue Service (the “IRS”), the Company has requested permission to make the election to be treated as a corporation retroactive to January 1, 2007. Although the IRS has the authority to grant such permission, there can be no assurance that such permission will be granted.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
3.1	Third Amended and Restated Operating Agreement of Macquarie Infrastructure Company LLC

4.1	Specimen certificate evidencing LLC interests of Macquarie Infrastructure Company LLC

10.1	Amended and Restated Management Services Agreement, dated as of June 22, 2007, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Company Inc., Macquarie Yorkshire LLC, South East Water LLC, Communications Infrastructure LLC and Macquarie Infrastructure Management (USA) Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
Date June 22, 2007	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date June 22, 2007	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer